UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2005

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On November 28, 2005, the Finance Committee of the Board of Directors of Alliance One International, Inc. (the “Company”) determined to close the Company’s two production facilities in Spain after the completion of the 2006 crop processing season.  This action will affect approximately 200 persons and the closures are expected to be concluded after seasonal tobacco packing is completed at the Malpartida facility in March 2006 and at the Benevente facility in June 2006.

The Company believes that the continued decline in the Spanish leaf tobacco market, combined with the decoupling of farm support prices from tobacco production under the European Union Common Agricultural Policy enacted in the prior year, have significantly impacted the long term viability of its Spanish operations. The closure of these two operations reflects our continuing analysis and progress towards integrating and rationalizing our global processing footprint.

The Company estimates that total one-time costs of approximately $12 to $14 million, substantially all of which are cash, will be recognized to complete these closings; including severance, asset impairment and other cash costs and potential inventory valuation charges. Approximately two-thirds of these costs, which relate to the former Standard operations, will be reflected as an adjustment to the purchase price of the merger; while the remaining costs will be charged as restructuring, asset impairment and other costs.  These charges are in addition to the previously announced one-time costs of $55 million the Company expects to incur in the merger and integration process.

	ITEM 7.01	REGULATION FD DISCLOSURE

On December 2, 2005, the Company issued a press release announcing the closure of its operations in Spain.  A copy of the press release is attached hereto as Exhibit 99.1.  The information contained in the press release report shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein, except as shall be expressly set forth by specific release in such a filing.

	ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

( c )	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated December 2, 2005.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2005	Alliance One International, Inc.
Registrant

By: /s/ James A. Cooley
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Executive Vice President - Chief Financial Officer

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Alliance One International, Inc. and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release dated December 2, 2005	5 - 6

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